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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-4915

DNP Select Income Fund Inc.

(Exact name of registrant as specified in charter)

55 East Monroe Street, Suite 3600, Chicago, Illinois 60603

(Address of principal executive offices) (Zip code)

Nathan I. Partain DNP Select Income Fund Inc. 55 East Monroe Street, Suite 3600 Chicago, Illinois 60603	John R. Sagan Mayer Brown LLP 71 South Wacker Drive Chicago, Illinois 60606

(Name and address of agents for service)

Registrant’s telephone number, including area code:	(312) 368-5510

Date of fiscal year end:	December 31

Date of reporting period:	September 30, 2007

        Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

        A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

ITEM 1.	SCHEDULE OF INVESTMENTS.

The Schedule of Investments follows.

DNP Select
Income Fund Inc.

Third Quarter Report

September 30, 2007

        Fund Distributions and Managed Distribution Plan: Your Fund has been paying a regular 6.5 cent per share monthly distribution on its common stock since July 1997. In February 2007, the Board of Directors adopted a Managed Distribution Plan, which provides for the Fund to continue to make a monthly distribution on its common stock of 6.5 cents per share. Under the Managed Distribution Plan, the Fund will distribute all available investment income to shareholders, consistent with the Fund’s primary investment objective. If and when sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return capital to its shareholders.

        To the extent that the Fund uses capital gains and/or returns of capital to supplement its investment income, you should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Managed Distribution Plan.

        The Fund estimates that it has distributed more than its income and capital gains in the current year; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.

        The amounts and sources of distributions reported in monthly statements from the Fund are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

        The Board may amend, suspend or terminate the Managed Distribution Plan without prior notice to shareholders if it deems such action to be in the best interests of the Fund and its shareholders. For example, the Board might take such action if the Plan had the effect of shrinking the Fund’s assets to a level that was determined to be detrimental to Fund shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount.

        The Managed Distribution Plan is described in a Question and Answer format on your Fund’s website http://www.dnpselectincome.com, and discussed in the Board of Directors section on page three of this report.

October 31, 2007

Dear Fellow Shareholders:

        Performance Review: Consistent with its primary objective of current income, the Fund declared three monthly distributions of 6.5 cents per share of common stock during the third quarter of 2007. The 6.5 cent per share monthly rate, without compounding, would be 78 cents annualized, or a 7.20% common stock distribution yield based on the September 28, 2007 closing price of $10.84 per share. That yield compares favorably with the quarter-end yields of 2.99% on the Dow Jones Utility Index and 2.96% on the S&P Utilities Index. Please refer to the inside front cover and the dividend policy sections of this report for important information about the Fund’s distributions.

        Your Fund had a total market return (income plus change in market price) of 1.6% for the quarter ended September 30, 2007, and 6.0% year-to-date. This total return was below the 1.8% quarterly and 8.9% year-to-date total return of the composite of the S&P Utilities Index and the Lehman Utility Bond Index reflecting the stock and bond ratio of the Fund (the “Composite Index”). In comparison, the S&P Utilities Index – a stock only index – had a total return of 1.9% and 11.0%, respectively.

        On a longer-term basis, as of September 30, 2007, your Fund had a five-year cumulative total market return of 59.8%, below the 117.5% return of the Composite Index. In comparison, the S&P Utilities Index had a total return during that period of 158.0%. It is important to note that the Composite Index and the S&P Utilities Index include no fees or expenses. The following table compares the performance of your Fund to various market benchmarks.

	Cumulative Total Return*
	DNP Select Income Fund Inc.
For the period indicated through September 30, 2007	Market	NAV	Composite Index	S&P Utilities Index	Lehman Brothers Utility Bond Index

One year	9.2%	17.2%	16.6%	21.1%	3.7%
Five years	59.8%	124.4%	117.5%	158.0%	29.6%

*	Total return includes distributions reinvested in the Fund or index, as applicable. The Composite Index is a composite of the returns of the S&P Utilities Index and the Lehman Brothers Utility Bond Index, weighted to reflect the stock and bond ratio of the Fund. Performance returns for the S&P 500 Utilities Index and Lehman Brothers Utility Bond Index were obtained from Bloomberg LLP. Fund returns were obtained from the Administrator of the Fund. Past performance is not indicative of future results.

        Nuclear Power is Attempting a Comeback: In September, for the first time in nearly 30 years, the Nuclear Regulatory Commission (NRC) received a filing to build a nuclear power plant. The filing, called a Combined Construction and Operating License Application (COLA), is for two additional units at an existing nuclear generating site in Texas. The filing starts a 60-day review to either accept or reject the filing and, if it is accepted, a more detailed full technical review to be completed within 42 months. The COLA is twenty thousand pages in length. To-date the NRC reports that seventeen companies have indicated interest in building nuclear plants, and that it is expecting to receive 21 applications for 32 new units over the next two years.

1

        The key factors behind the renaissance of nuclear power generation are the rising cost and declining availability of natural gas and the cost of controlling the gases and particulate emissions from burning coal – mainly carbon dioxide, nitrogen oxide, sulfur, and mercury. For many years, electric utilities and their customers favored coal as a source of power, but concerns about climate warming from greenhouse gases and health risks from acid rain have raised the public and legislative awareness of the shortcomings of coal and increased their willingness to incur greater electricity costs for a cleaner environment. The relative economics of nuclear power generation will benefit from the costs expected to be levied on coal as a result of legislative action –some form of emissions cap and trading system and expensive plant technology capital expenditure.

        The historical experience of cost overruns, changing regulation, and technological developments make nuclear construction cost estimates uncertain, but something close to $13 - $14 billion for a two unit 2,500 megawatt facility at an undeveloped site has been estimated by a current nuclear operator. Time is a risk factor related to cost uncertainty. If the currently filed COLA takes 42 months to review, and the plant takes 5 years to build, the facility would not produce electricity until 2015. Because of the uncertainties, construction consortia and government involvement are likely.

        The demand for electricity continues to grow on average by 1.5% - 2.0% a year. The Energy Information Administration forecasts that between 2005 and 2030 electricity demand will have increased 41%. Some areas of the country already suffer from low generation reserve margins, and it will be necessary to replace some existing inefficient plants over the coming years. Although many new natural gas and cleaner technology coal plants are being built, projects currently in the planning stage likely would not come on line until 2013.

        Diversification is generally considered a risk reduction technique. Nuclear power represents only 18% of the domestic power generation portfolio, about the same as natural gas, and coal generation represents about 52%. Given the cost and environmental effect uncertainties of all methods of power generation, there is some logic to the reconsideration of nuclear representing a larger portion of the generation fleet. Your Fund managers believe that companies who can effectively manage their power resources in an increasing demand environment have the best opportunity to grow their earnings and dividends.

        Turmoil in the Asset-Backed Commercial Paper Market: Over the last several months, the financial media have been focused on the dislocation in the asset backed commercial paper (ABCP) market. ABCP was developed in the early 1980s to provide companies with flexible and reasonably priced short-term financing. Historically, the largest programs were established by commercial banks to provide trade receivable financing for their customers. Later on, banks and industrial companies developed ABCP programs to finance equipment lease, credit card, and car loan receivables.

        Much more recently, a new form of ABCP developed. Banks and other financial institutions responded to accounting and regulatory capital requirement “burdens” by forming structured investment vehicles (SIVs), enabling them to remove the ABCP liabilities from their balance sheets. SIVs, also referred to as conduits, are de-signed to profit from the difference between the typically lower short-term borrowing costs of ABCP, and longer-term returns from higher yielding investments. SIVs typically invest in credit market instruments, including US subprime mortgage-backed bonds and highly structured collateralized debt obligations (CDOs).

2

        The SIV arbitrage model is simple and operates well as long as funding is available and at a cost less than the earnings yield on the investment portfolio, and as long as the portfolio’s earnings yield is stable and of a high quality. As a safeguard against potential problems, SIVs enter into liquidity facilities with highly rated banks. For a fee, the banks undertake to provide 100% financing if the SIV is unable to continuously finance in the commercial paper market. So if investors decline to roll over their maturing ABCP, the bank will make the investors whole and, in effect, make a loan to the SIV. The terms of these credit facilities require SIVs to begin repaying the loan in a short time frame. Total bank liquidity facility exposure of this type is estimated to be $850 billion.

        To give investors comfort, SIVs seek ABCP credit ratings for their ABCP. The rating agencies apply historical asset price volatilities and default rates to the ABCP investment portfolios, and examine the credit quality of the banks providing liquidity facilities. ABCP typically carries the highest rating category of short-term instruments.

        The dominos were in perfect alignment in August when it became clear that: subprime mortgage problems were much more severe than anticipated; SIVs might not be as safe as expected; banks might have to step into the ABCP funding breach; assets might have to be sold at fire sale levels; and institutional and professional investors might not really know what they owned and might lose money holding ABCP. As a result, many investors decided to stop buying ABCP.

        Willingness to lend and take risk is the grease that keeps the wheels of our economy turning smoothly, so it is important to recognize the possibility that the problems related to subprime mortgages could spill over into the general economy in a significant way. We already know that the housing market is stressed with bulging inventories of new and used homes for sale and declining sales rates. The residential construction industry is on its ear, raising the risk of higher unemployment and, potentially, reduced consumer confidence and spending. To date, the economic data indicates moderating economic conditions going into the fourth quarter, even as market disruptions have somewhat abated.

        Although speaking with a calm voice, the Federal Reserve (Fed) is clearly concerned about the economic outlook. As recently as August 7, the monetary policy arm of the Fed issued a statement after its regularly scheduled meeting indicating that its predominant policy concern was the possibility that inflation might not moderate. Volatility in the capital markets was only mentioned in passing. Only 10 days later, the Fed took emergency action, lowering by 1/2 a percentage point the rate at which banks can borrow directly from the Fed (the discount rate), and taking other extraordinary actions to ease strains in the capital markets. After its regularly scheduled meeting on September 19, in an aggressive move that surprised most economists, the Fed cut both the federal funds rate and the discount rate by 1/2 a percentage point. The Fed continued its easing policy by cutting rates a more modest 1/4 percentage point on October 31.

        Your Fund managers believe that the Fed’s rapid reassessment of economic and financial conditions and the benign inflation environment will likely lead to even lower short-term interest rates in the future. Although economic growth is likely to slow during the fourth quarter of 2007 and the first quarter of 2008, actions taken by the Fed and the strong global economic environment are likely to support positive growth going forward.

3

        Board of Directors Meeting: At the regular August 2007 Board of Directors’ meeting, the Board declared the following monthly distributions:

Cents Per Share	Record Date	Payable Date
6.5	September 28	October 10
6.5	October 31	November 13
6.5	November 30	December 10

        The Board also expressed sadness about the untimely death of Michael Schatt, senior vice president and portfolio manager of Duff & Phelps Investment Management Co., your Fund’s Investment Adviser. Michael was the co-founder, with Geoff Dybas, of the Adviser’s highly rated REIT investment team which manages the REIT portion of your Fund. Michael was a brilliant portfolio manager, a man of absolute integrity, devoted to his work and intensely analytical in the investment philosophy he employed. Although the Board is pleased that Michael’s legacy continues with Geoff and his team, we are saddened by the loss of such a talented and dedicated professional.

        About your Fund’s Distribution Policy: At the February 2007 Board of Directors meeting, the Board reaffirmed the current 6.5 cent per share monthly distribution rate and formalized the monthly distribution process by adopting a Managed Distribution Plan. The Plan is described in a Question and Answer format on your Fund’s web site: http://www.dnpselectincome.com.

        Longer-term interest rates remain relatively low and utility common stock dividend yields are well below their long-term average. Since 2004, the Fund has made increased use of realized gains offset by tax loss carryforwards to supplement its investment income. Until the Fund utilizes all of its tax loss carryforwards, distributions to shareholders derived from realized gains will be treated as ordinary income for tax purposes under the Internal Revenue Code (IRC). The treatment of the Fund’s realized gains as ordinary income for tax purposes has enabled the Fund to maintain its current monthly “income only” distribution rate. In the absence of tax loss carryforwards, distributions from realized gains would be treated as taxable gains rather than ordinary income.

        The Investment Company Act of 1940 and related rules of the Securities and Exchange Commission (SEC) generally prohibit investment companies from distributing long-term capital gains, as defined by the IRC, more often than once in a twelve-month period. However, funds that have adopted a Managed Distribution Plan often seek exemptive relief from the SEC, permitting them to distribute long-term capital gains more than once a year. In order to potentially augment the sources from which your Fund’s monthly distribution can be paid, your Fund has applied to the SEC for such exemptive relief.

        If the granting of exemptive relief is denied or delayed by the SEC, and the Fund still needs to supplement its investment income from other sources after utilizing all of its tax loss carryforwards, the Fund’s monthly shareholder distributions may need to include a portion of return of capital in order to maintain the distribution rate. Even if the Fund receives exemptive relief from the SEC, a return of capital could occur if the Fund were to distribute more than its income and net realized capital gains. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you but does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” Any return of capital would not be taxable to shareholders in the year it is paid. Rather, shareholders would be required to reduce the cost basis of their shares by the amount of the return of capital so that, when the shares are ultimately sold, they will have properly accounted for the return of capital.

4

        Automatic Dividend Reinvestment Plan and Direct Deposit Service—The Fund has a dividend reinvestment plan available as a benefit to all registered shareholders and also offers direct deposit service through electronic funds transfer to all registered shareholders currently receiving a monthly distribution check. These services are offered through The Bank of New York. For more information and/or an authorization form on automatic dividend reinvestment or direct deposit, please contact The Bank of New York (1-877-381-2537 or http://stock.bankofny.com). Information on these services is also available on the Fund’s web site at the address noted below.

        Visit us on the Web—You can obtain the most recent shareholder financial reports and distribution information at our web site, http://www.dnpselectincome.com.

        We appreciate your interest in DNP Select Income Fund Inc., and we will continue to do our best to be of service to you.

Francis E. Jeffries, CFA Chairman of the Board	Nathan I. Partain, CFA Director, President, and Chief Executive Officer

5

DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS
(UNAUDITED)
September 30, 2007

COMMON STOCKS—98.8%

Shares	Description	Value (Note 1)
	■ ELECTRIC AND GAS—70.5%
1,000,000	Atmos Energy Corp.	$ 28,320,000
3,071,300	CenterPoint Energy Inc.	49,232,939
1,125,000	Consolidated Edison Inc.	52,087,500
700,000	Dominion Resources, Inc.	59,010,000
3,530,000	Duke Energy Corp.	65,975,700
1,464,000	Exelon Corp.	110,327,040
1,735,000	FPL Group Inc.	105,626,800
1,535,000	FirstEnergy Corp.	97,226,900
1,749,800	Great Plains Energy Inc.	50,411,738
581,000	Integrys Energy Group, Inc.	29,764,630
188,673	National Grid PLC ADR	15,137,235
675,714	National Grid PLC (United Kingdom)	10,793,054
800,000	Nicor Inc.	34,320,000
1,000,000	Northeast Utilities Inc.	28,570,000
2,237,200	NSTAR	77,876,932
1,350,000	PG&E Corp.	64,530,000
1,200,000	PPL Corp.	55,560,000
2,000,000	Pepco Holdings Inc.	54,160,000
1,500,000	Pinnacle West Capital Corp.	59,265,000
1,375,000	Progress Energy Inc.	64,418,750
900,000	Public Service Enterprise Group Inc.	79,191,000
1,000,000	Puget Energy, Inc.	24,470,000
500,000	Red Electrica de Espana, S.A. (Spain)	25,847,565
1,000,000	Scottish & Southern Energy ADR	30,784,600
850,000	Scottish & Southern Energy PLC (United Kingdom)	26,166,688
2,000,000	Southern Co.	72,560,000
1,015,000	Spectra Energy Corp.	24,847,200
2,200,000	Teco Energy Inc.	36,146,000
1,500,000	Vectren Corp.	40,935,000
1,000,000	WGL Holdings Inc.	33,890,000
1,000,000	Westar Energy Inc.	24,560,000
3,499,304	Xcel Energy Inc.	75,375,008

		1,607,387,279

The accompanying notes are an integral part of the financial statement.

6

DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
September 30, 2007

Shares	Description	Value (Note 1)
	■ TELECOMMUNICATION—22.1%
2,095,230	AT&T Inc.	$ 88,649,181
1,464,000	BCE Inc.	58,633,200
565,000	BT Group PLC ADR	35,498,950
1,514,700	Chunghwa Telecom Co. Ltd. ADR	27,991,656
3,000,000	Citizens Communications Co.	42,960,000
1,000,000	France Telecom SA	33,406,290
4,855,000	TeliaSonera AB (Sweden)	43,716,427
2,019,492	Verizon Communications Inc.	89,423,106
1,121,640	Vodafone Group PLC ADR	40,715,532
3,128,360	Windstream Corp.	44,172,443

		505,166,785
	■ NON-UTILITY—6.2%
49,420	AMB Property Corp.	2,955,810
59,232	Alexandria Real Estate Equities Inc.	5,701,672
19,550	Archstone-Smith Trust	1,175,737
38,734	AvalonBay Communities Inc.	4,572,936
33,000	BRE Properties, Inc.	1,845,690
50,595	Boston Properties Inc.	5,256,821
121,946	Corporate Office Properties Trust	5,076,612
62,953	DCT Industrial Trust Inc.	659,118
94,345	Developers Diversified Realty Corp.	5,271,055
107,788	Diamondrock Hospitality Co.	1,876,589
130,314	Digital Realty Trust Inc.	5,133,068
18,192	Douglas Emmett Inc.	449,888
73,696	Duke Realty Corp.	2,491,662
112,789	Equity Residential	4,777,742
35,753	Essex Property Trust Inc.	4,203,480
149,750	Extra Space Storage Inc.	2,304,653
31,623	Federal Realty Investment Trust	2,801,798
113,626	General Growth Properties Inc.	6,092,626
105,848	Health Care Property Investors Inc.	3,510,978
47,832	Health Care REIT Inc.	2,116,088
28,603	Hospitality Properties Trust	1,162,712

The accompanying notes are an integral part of the financial statement.

7

DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
September 30, 2007

Shares	Description	Value (Note 1)
275,387	Host Hotels & Resorts Inc.	$ 6,179,684
14,082	Kilroy Realty Corp.	853,792
128,471	Kimco Realty Corp.	5,808,174
43,926	LaSalle Hotel Properties	1,848,406
60,382	The Macerich Co.	5,288,256
134,419	ProLogis	8,918,701
54,271	Public Storage Inc.	4,268,414
56,618	Regency Centers Corp.	4,345,432
46,908	SL Green Realty Corp.	5,477,447
120,411	Simon Property Group Inc.	12,041,100
68,639	Sunstone Hotel Investors Inc.	1,759,904
55,111	Tanger Factory Outlet Centers, Inc.	2,236,955
83,839	UDR, Inc.	2,038,964
115,813	Ventas Inc.	4,794,658
61,035	Vornado Realty Trust	6,674,177

		141,970,799

	Total Common Stocks (Cost—$1,705,135,056)	2,254,524,863

The accompanying notes are an integral part of the financial statement.

8

DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
September 30, 2007

PREFERRED STOCKS—8.3%

Shares	Description	Value (Note 1)
	■ UTILITY—3.1%
700,000	Entergy Corp. 7 5/8% due 2/17/09	$ 47,075,000
220,000	Southern California Edison 6 1/8% Perpetual	22,797,500

		69,872,500
	■ NON-UTILITY—5.2%
710,432	AMB Property Corp. 7% Series O Perpetual	16,983,800
17,300	AvalonBay Communities Inc. 8.70% Series H Perpetual	450,665
650,000	Duke Realty Corp. 6.95% Series M Perpetual	15,177,500
300,000	Federal National Mortgage Association 7% Perpetual	15,712,500
900,000	Public Storage Inc. 7 1/4% Series I Perpetual	22,113,000
600,000	Realty Income Corp. 7 3/8% Series D Perpetual	14,964,000
660,000	UDR, Inc. 6 3/4% Series G Perpetual	14,949,000
200,000	Vornado Realty Trust 7% Series E Perpetual	4,720,000
234,900	Vornado Realty Trust 6 5/8% Series G Perpetual	5,257,062
350,000	Vornado Realty Trust 6 5/8% Series I Perpetual	7,770,000

		118,097,527

	Total Preferred Stocks (Cost—$181,297,792)	187,970,027

BONDS—35.7%

Ratings
Par Value	Description	Moody’s	Standard and Poor’s	Value (Note 1)
■ ELECTRIC AND GAS—14.0%
$ 10,000,000	AGL Capital Corp.
	7 1/8%, due 1/14/11	Baa1	BBB+	$ 10,583,100
22,000,000	Arizona Public Service Company
	6 7/8%, due 8/01/36	Baa2	BBB-	22,735,240
19,450,000	Comed Financing II
	8 1/2%, due 1/15/27	Ba2	B	19,251,882

The accompanying notes are an integral part of the financial statement.

9

DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
September 30, 2007

		Ratings
Par Value	Description	Moody’s	Standard and Poor’s	Value (Note 1)
$ 9,304,000	Commonwealth Edison Co.
	8%, due 5/15/08	Baa2	BBB	$ 9,437,447
24,000,000	Dominion Resources Capital Trust I
	7.83%, due 12/01/27	Baa3	BB+	24,907,056
25,000,000	Duke Capital Corp.
	7 1/2%, due 10/01/09	Baa1	BBB	26,091,450
20,000,000	Duke Energy Corp., Series D
	7 3/8%, due 3/01/10	A3	A-	20,943,480
5,000,000	Entergy Corp.
	6.30%, due 9/01/35	Baa1	A-	4,738,940
10,000,000	FPL Group Capital Inc.
	7 3/8%, due 6/01/09	A2	A-	10,383,630
5,000,000	FirstEnergy Corp.
	7 3/8%, due 11/15/31	Baa3	BBB-	5,487,750
24,340,000	Illinois Power Co.
	7 1/2%, due 6/15/09	Baa3	BBB-	25,043,280
17,000,000	Keyspan Corp.
	7 5/8%, due 11/15/10	Baa1	A-	18,138,966
10,000,000	Northern Border Partners LP
	8 7/8%, due 6/15/10	Baa2	BBB	10,923,090
5,000,000	NSTAR
	8%, due 2/15/10	A2	A	5,311,740
9,101,000	PSEG Power LLC
	7 3/4%, due 4/15/11	Baa1	BBB	9,752,623
9,000,000	PSEG Power LLC
	8 5/8%, due 4/15/31	Baa1	BBB	11,145,564
16,043,000	Progress Energy Inc.
	7.10%, due 3/01/11	Baa2	BBB	16,885,354
25,000,000	Reliant Energy Resources Corp.
	7 3/4%, due 2/15/11	Baa3	BBB	26,592,950
12,915,000	Sempra Energy
	7.95%, due 3/01/10	Baa1	BBB+	13,675,306
6,488,000	Southern Union Co.
	7.60%, due 2/01/24	Baa3	BBB-	6,853,871

The accompanying notes are an integral part of the financial statement.

10

DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
September 30, 2007

		Ratings
Par Value	Description	Moody’s	Standard and Poor’s	Value (Note 1)
$ 8,850,000	Southern Union Co.
	8 1/4%, due 11/15/29	Baa3	BBB-	$9,855,732
10,000,000	TE Products Pipeline Co.
	7.51%, due 1/15/28	Baa3	BBB-	10,385,250

				319,123,701
	■ TELECOMMUNICATION—16.4%
8,000,000	AT&T Wireless Services Inc.
	8 1/8%, due 5/01/12	A2	A	8,879,400
11,500,000	Alltel Corp.
	7 7/8%, due 7/01/32	A2	BB	9,339,875
15,098,000	BellSouth Capital Funding Corp.
	7 3/4%, due 2/15/10	A2	A	15,990,790
10,000,000	BellSouth Capital Funding Corp.
	7 7/8%, due 2/15/30	A2	A	11,591,290
22,000,000	British Telecom PLC
	8 3/8%, due 12/15/10	Baa1	BBB+	24,237,840
15,000,000	Centurytel Inc.
	8 3/8%, due 10/15/10	Baa2	BBB	16,314,465
15,000,000	Centurytel Inc.
	6 7/8%, due 1/15/28	Baa2	BBB	14,855,565
8,900,000	Comcast Corp.
	7.05%, due 3/15/33	Baa2	BBB+	9,409,463
13,000,000	Deutsche Telekom Int’l Finance B.V.
	8%, due 6/15/10	A3	A-	13,933,816
23,140,000	France Telecom SA
	7 3/4%, due 3/01/11	A3	A-	24,892,346
17,000,000	Koninklijke KPN NV
	8%, due 10/01/10	Baa2	BBB+	18,297,882
15,000,000	Koninklijke KPN NV
	8 3/8%, due 10/01/30	Baa2	BBB+	17,315,985
24,104,000	Nextel Communications Corp.
	7 3/8%, due 8/01/15	Baa3	BBB	24,517,239
10,000,000	Sprint Capital Corp.
	8 3/8%, due 3/15/12	Baa3	BBB	11,020,630

The accompanying notes are an integral part of the financial statement.

11

DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
September 30, 2007

		Ratings
Par Value	Description	Moody’s	Standard and Poor’s	Value (Note 1)
$10,000,000	TCI Communications Inc.
	8 3/4%, due 8/01/15	Baa2	BBB+	$ 11,609,340
5,000,000	TCI Communications Inc.
	7 1/8%, due 2/15/28	Baa2	BBB+	5,163,175
5,500,000	Tele-Communications Inc.
	7 7/8%, due 8/01/13	Baa2	BBB+	6,026,284
32,000,000	Telecom Italia Capital
	7.20%, due 7/18/36	Baa2	BBB+	33,969,984
15,000,000	Telefonica Emisiones SAU
	7.045%, due 6/20/36	Baa1	BBB+	16,028,640
11,500,000	Telefonica Europe BV
	7 3/4%, due 9/15/10	Baa1	BBB+	12,287,784
5,000,000	Telefonica Europe BV
	8 1/4%, due 9/15/30	Baa1	BBB+	5,992,960
17,000,000	Telus Corp.
	8%, due 6/01/11	Baa1	BBB+	18,412,326
15,500,000	Verizon Global Funding Corp.
	7 3/4%, due 12/01/30	A3	A	17,980,449
20,000,000	Vodafone Group PLC
	7 3/4%, due 2/15/10	Baa1	A-	21,127,840
5,000,000	Vodafone Group PLC
	7 7/8%, due 2/15/30	Baa1	A-	5,750,205

				374,945,573

	■ NON-UTILITY—5.3%

8,000,000	Dayton Hudson Corp.
	9 7/8%, due 7/01/20	A1	A+	10,628,168
9,600,000	Duke Realty LP
	6.80%, due 2/12/09	Baa2	BBB+	9,803,107
100,000,000	Federal National Mortgage Association
	7 1/4%, due 1/16/09	Aaa	AAA	100,784,100

				121,215,375

	Total Bonds (Cost—$830,461,638)			815,284,649

The accompanying notes are an integral part of the financial statement.

12

DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
September 30, 2007

SHORT-TERM INSTRUMENTS—30.6%

Par Value/ Shares		Description	Value (Note 1)
#$	3,179,409	AIM STIC Liquid Assets Portfolio	$ 3,179,409
#	30,000,000	Banc of America Securities LLC Repurchase Agreement,
		5.300%, dated 9/28/07, due 10/01/07, with a repurchase price of
		$30,013,250 and collateralized by $30,600,001 market value of
		corporate bonds having an average coupon rate of 5.93% and
		an original weighted average maturity of 10/01/16	30,000,000
#	25,000,000	Bank of America, NA Floating Rate Notes*
		5.300%, due 2/08/08	25,007,600
#	100,000,000	BNP Paribas Securities Repurchase Agreement,
		5.330%, dated 9/28/07, due 10/01/07, with a repurchase price of
		$100,044,417 and collateralized by $102,000,000 market value of
		corporate bonds having an average coupon rate of 6.05% and
		an original weighted average maturity of 1/14/13	100,000,000
#	50,000,000	Citigroup Global Markets Inc. Master Note
		5.370%, due 10/01/07	50,000,000
#	15,000,000	Credit Suisse First Boston LLC Repurchase Agreement,
		5.330%, dated 9/28/07, due 10/01/07, with a repurchase price of
		$15,006,662 and collateralized by $15,303,916 market value of
		corporate bonds having an average coupon rate of 5.20% and
		an original weighted average maturity of 2/27/09	15,000,000
#	25,000,000	East-Fleet Finance LLC Commercial Paper
		5.288%, due 12/03/07	24,999,009
#	112,000,000	Goldman Sachs & Co. Repurchase Agreement,
		5.350%, dated 9/28/07, due 10/01/07, with a repurchase price of
		$112,049,933 and collateralized by $114,240,002 market value of
		asset-backed securities (ABS) and collateralized mortgage
		obligations (CMOs) having an average coupon rate of 5.91%
		and an original weighted average maturity of 12/12/33	112,000,000
#	100,000,000	Greenwich Capital Markets Inc. Repurchase Agreement,
		5.350%, dated 9/28/07, due 10/01/07, with a repurchase price of
		$100,044,583 and collateralized by $102,003,979 market value of
		ABS and CMOs having an average coupon rate of 7.25% and
		an original weighted average maturity of 2/12/37	100,000,000
#	20,000,000	Harrier Finance Funding LLC Floating Rate Notes*
		5.348%, due 1/28/08	19,982,600

The accompanying notes are an integral part of the financial statement.

13

DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
September 30, 2007

Par Value/ Shares		Description	Value (Note 1)
#$	100,000,000	Lehman Brothers Inc. Repurchase Agreement,
		5.320%, dated 9/28/07, due 10/01/07, with a repurchase price of
		$100,044,333 and collateralized by $102,004,697 market value of
		corporate bonds having an average coupon rate of 6.87% and
		an original weighted average maturity of 1/04/36	$ 100,000,000
#	20,000,000	Morgan Stanley & Co., Inc. Floating Rate Notes*
		5.430%, due 1/11/08	20,006,280
#	75,000,000	Nomura Securities International Inc. Repurchase Agreement,
		5.330%, dated 9/28/07, due 10/01/07, with a repurchase price of
		$75,033,313 and collateralized by $76,500,000 market value of
		ABS and CMOs having an average coupon rate of 5.68% and
		an original weighted average maturity of 11/14/35	75,000,000
#	22,000,000	Sedna Finance Inc. Floating Rate Notes*
		4.825%, due 10/26/07	21,999,555

		Total Short-Term Instruments (Cost—$697,200,106)	697,174,453

		TOTAL INVESTMENTS—173.4% (Cost—$3,414,094,592)	3,954,953,992

		OTHER ASSETS LESS LIABILITIES—(51.5%)	(1,174,006,557)

		AUCTION PREFERRED STOCK—(21.9%)	(500,000,000)

		NET ASSETS APPLICABLE TO COMMON STOCK—100.0%	$ 2,280,947,435

# This security was purchased with the cash proceeds from securities loaned.

* The coupon rate shown on floating rate notes is the rate at period end.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.

(1)	Equity securities traded on a national or foreign securities exchange or traded over-the-counter and quoted on the NASDAQ System are valued at the last reported sale price or, if there was no sale on the pricing date, then the security is valued at the mean of the bid and ask prices as obtained on that day from one or more dealers regularly making a market in that security. Fixed income securities are valued at the mean of bid and ask prices provided by an independent pricing service when such prices are believed to reflect the fair market value of such securities. Such bid and ask prices are determined taking into account securities prices, yields, maturities, call features, ratings, and institutional size trading in similar securities and developments related to specific securities. Any securities for which it is determined that market prices are unavailable or inappropriate are valued at a fair value using a procedure determined in good faith by the Board of Directors. Short-term instruments having a maturity of 60 days or less are valued on an amortized cost basis, which approximates market value.

(2)	At December 31, 2006, the Fund’s most recent fiscal tax year end, based on a tax cost of investments of $3,576,595,839, the Fund had gross unrealized appreciation of $610,438,317 and gross unrealized depreciation of $12,184,772.

14

DNP SELECT INCOME FUND INC.
Section 19(a) Notice

Notification of Sources of Distribution

Distribution Period	September 2007
Distribution Amount Per Share of Common Stock	$0.065

The following table sets forth the estimated amounts of the current distribution, payable October 10, 2007, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital. All amounts are expressed per share of common stock based on U.S. generally accepted accounting principles, which may differ from federal income tax regulations.

	Current Distribution ($)	% Breakdown of the Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date ($ )	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date
Net Investment Income	0.023	35%	0.310	53%
Net Realized Short Term Capital Gains	0	0%	0.000	0%
Net Realized Long Term Capital Gains	0	0%	0.000	0%
Return of Capital	0.042	65%	0.275	47%

Total (per common share)	0.065	100%	0.585	100%

Average annual total return* (in relation to NAV) for the 5 years ended on September 28, 2007	16.8%

Annualized current distribution rate expressed as a percentage of NAV as of September 28, 2007	7.8%

Cumulative total return (in relation to NAV) for the fiscal year through September 28, 2007	5.7%

Cumulative fiscal year distributions as a percentage of NAV as of September 28, 2007	5.9%

You should not necessarily draw any conclusions about the Fund’s investment performance from the amount of this distribution.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

*	Simple arithmetic average of each of the past five annual returns.

15

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Board of Directors

FRANCIS E. JEFFRIES, CFA
Chairman

NANCY LAMPTON
Vice Chairman

STEWART E. CONNER

CONNIE K. DUCKWORTH

ROBERT J. GENETSKI

NATHAN I. PARTAIN, CFA

CHRISTIAN H. POINDEXTER

CARL F. POLLARD

DAVID J. VITALE

Officers

NATHAN I. PARTAIN, CFA
President, Chief Executive Officer and
Chief Investment Officer

T. BROOKS BEITTEL, CFA
Senior Vice President and Secretary

JOSEPH C. CURRY, JR.
Senior Vice President and Treasurer

JOYCE B. RIEGEL
Chief Compliance Officer

DIANNA P. WENGLER
Vice President and Assistant Secretary

DNP Select Income Fund Inc.

Common stock listed on the New York
Stock Exchange under the symbol DNP

55 East Monroe Street, Suite 3600
Chicago, Illinois 60603
(312) 368-5510

Shareholder inquiries please contact:

Transfer Agent,
Dividend Disbursing
Agent and Custodian

The Bank of New York
Shareholder Relations
Church Street Station
P.O. Box 1258
New York, New York 10286-1258
(877) 381-2537

Investment Adviser

Duff & Phelps Investment
Management Co.
55 East Monroe Street
Chicago, Illinois 60603

Administrator

J.J.B. Hilliard, W.L. Lyons, Inc.
500 West Jefferson Street
Louisville, Kentucky 40202
(888) 878-7845

Legal Counsel

Mayer Brown LLP
71 South Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm

Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

ITEM 2.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b) There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DNP SELECT INCOME FUND INC.

By (Signature and Title)	/s/ NATHAN I. PARTAIN

Nathan I. Partain President and Chief Executive Officer

Date	November 19, 2007

       Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ NATHAN I. PARTAIN

Nathan I. Partain President and Chief Executive Officer

Date	November 19, 2007

By (Signature and Title)	/s/ JOSEPH C. CURRY, JR.

Joseph C. Curry, Jr. Senior Vice President and Treasurer

Date	November 19, 2007